Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668
U.S. Global Jets ETF (JETS)
(the “Fund”)
June 30, 2023
Supplement to the Prospectus
dated April 30, 2023
Effective beginning with the September 2023 rebalance and reconstitution of the Fund’s underlying index, the second paragraph in the section entitled “Additional Information about the Funds — U.S. Global Jets Index” on page 21 of the Prospectus is revised to read as follows:
At the time of each reconstitution of the Index, the minimum market capitalization and liquidity (minimum average daily value traded) are determined based on the aggregate net assets of investment products (including the Fund) tracking the Index. The minimum market capitalization increases from $100 million to $400 million if such products have net assets exceeding $1 billion. The minimum liquidity increases from $500,000 to $5 million if such products have net assets of $100 million to $1 billion and increases further to $6 million if such products have net assets of at least $1 billion.
Please retain this Supplement with your Prospectus for future reference.